AFL-CIO HOUSING INVESTMENT TRUST

HIT News

Investing Union Capital to Build a Better America • Winter 2014/2015

HIT Invests $8.2 Million in **Hunter's Point South** in *New York, NY*



View of the New York skyline from Hunter's Point Building A

Along the Queens waterfront in Long Island City, a new community has sprung to life with affordable apartments, a waterfront park, and a stunning view of the majestic New York City skyline. Welcome to **Hunter's Point South**.

Just a short time ago, there was barren land along this picturesque location on the banks of the East River. Now, this area is transforming into a vibrant waterfront neighborhood for New York families, featuring beautiful parks, a new school, and accessible public transportation. It's an anchor for an attractive new community that is drawing residents by the droves: In the first week of a lottery in October, 25,000 families vied to fill 925 apartments for low- and moderate-income families.

The AFL-CIO Housing Investment Trust (HIT) is contributing to this new destination in the city of destinations with $8.265 million in financing towards the last phase of the construction of Hunter's Point South Building A, a 37-story, $233 million development with 619 housing units, 13,500 square feet of retail space and 250 parking spaces. The HIT's portion of the investment will produce approximately 195 union construction jobs.

This vital project was financed through a collaboration between City and State agencies. The HIT provided financing through the purchase of bonds which were issued by the New York City Housing Development Corporation (HDC). The New York City Department of Housing Preservation and Development (HPD) provided $68 million in subsidy. The project is being developed and constructed through a joint venture between The Related Companies, Phipps Houses, and Monadnock Construction.

(continued on page 5)

HIT'S PLAN TO HELP REVITALIZE DETROIT



Working closely with labor unions, non-profits, and local and federal agencies, the HIT has designed a strategy to foster economic growth focusing on investments in industrial development and housing infrastructure that would create thousands of jobs in the distressed city.

The **Detroit@Work** plan seeks to complement revitalization already initiated throughout the city by public and private sector stakeholders, and would take advantage of existing infrastructure and capacity.

"This plan would engage the resources of the American labor movement and builds on our experience in housing, community development, and finance," said Steve Coyle, HIT's CEO. "The reality is that Detroit's economy can be turned around and the UAW and the entire labor movement can help it become once again the vibrant and innovative community that earned it the name 'Motor City.' "

Communities like Detroit need comprehensive approaches to revitalization beyond conventional thinking.

(continued on page 2)

HIT's Plan to Help Revitalize Detroit *(continued from page 1)*



The labor movement is committed to the revitalization of Detroit and Detroit's return as a great American city.

Here are the major action items in the plan:

Invest in downtown development: As the first action area of the plan, the HIT and its subsidiary, Building America, will identify housing and economic development projects in downtown that could benefit from current financing tools. These investments would generate positive economic impact on Detroit, including local wages through the creation of construction and permanent jobs.

Promote neighborhood stabilization by rehabbing vacant scattered-site properties through a union-sponsored development corporation: To attract and retain the middle class families essential to the city's revival, the HIT intends to work with federal agencies to create and finance a scattered site single-family home repair demonstration program.

Support the entrepreneurial economy by providing highly competitive loans to minority- and women-owned small businesses through a local lending partner: Because a vibrant small business community is essential to the city's economic future, Building America seeks to provide $15 million in New Markets Tax Credits (NMTCs) to fund small business loans. Initial loans would be for two critical sectors, automotive supply and construction. The number of loans should increase as other NMTCs are attracted to the program.

Help rebuild Detroit's manufacturing base, including the auto industry: A strong automobile manufacturing base is critical to Detroit's resurgence. A new auto plant could bring $7.9 billion of annual stimulus to the Detroit economy. Building America is prepared to work with local labor leaders and public officials to discuss bringing the auto industry back to Detroit.

Expand training so redevelopment works for all of Detroit's residents: The HIT and Building America intend to work with local labor leadership and community training organizations to help city residents gain needed skills and share in the city's revival.

In the coming weeks, HIT staff will seek feedback on the plan from staffs at foundations, federal agencies, and local and national labor organizations. In early 2015, a round of briefings will be conducted in preparation for a public presentation of the investment strategy, which must be approved by the HIT's Board of Trustees, the AFL-CIO leadership, the UAW, and the Building America board. Detroit@Work can then begin.



Building America's Impact on Local Communities



Construction of Halsey Street Teachers Village, Newark, NJ

Near a North Philadelphia transit stop and Temple University is **Paseo Verde**, an energy-efficient, mixed-use development that transformed a vacant brownfield site into a crown jewel of urban planning. It is the first development in the United States to earn a "Platinum" certification under Leadership in Energy and Environmental Design (LEED) for Neighborhood Development. A key component of the financing for the 120 apartments and 30,000 square feet of retail and office space was the $5 million of New Markets Tax Credits (NMTCs) provided through Building America, a subsidiary of the HIT.

Paseo Verde is an outstanding example of how the tax credit program creates public-private partnerships that are revitalizing distressed communities across the nation. These tax credits can be instrumental in reviving downtowns, as well as community centers and poor rural areas, while creating construction and permanent jobs.

Since the NMTC program began in 2003, the tax credits have spurred $60 billion in investment that has created more than 550,000 jobs across the nation. Building America has invested $85 million of NMTCs into 11 projects located in nine communities around the country. These investments have generated nearly $600 million of development investment, $1.1 billion of total economic impact, created over 3,400 union construction jobs, and more than 1,650 permanent jobs.



Paseo Verde, Philadelphia, PA (photo: Rose Companies)

"A project such as Paseo Verde exemplifies how the New Markets Tax Credit program attracts investment dollars into projects that revive underserved communities," said Eric W. Price, CEO of Building America CDE and Executive Vice President of the HIT. "This development is rejuvenating the entire community, offering local residents affordable housing, places to shop, and social services. It's become the foundation for the neighborhood and is invigorating the community."

Price emphasized that nationwide more than 75 percent of NMTCs have been utilized in severely distressed communities, ones that the government describes as having poverty rates above 30 percent, median incomes at or below 60 percent of the area's median income or unemployment rates at least 1.5 times the national average. "With limited access to investment dollars for development, these communities have suffered for decades," Price said. "The New Markets Tax Credit program is creating incentives for investors to participate in these projects. This program is making a difference in communities from coast to coast, and improving the quality of life for residents."

Another example of a project that would not be possible without NMTCs is **Halsey Street Teachers Village** in Newark. In 2012, Building America allocated $10 million to the project, which included retail space and workforce housing designed for teachers. In September 2014, Building America allocated another $7.7 million to the last phase of the project, which will create 81 housing units and approximately 10,000 square feet of retail space. The entire development, including three charter schools, a daycare center, 204 housing units and 65,000 square feet of retail, will serve as a catalyst for further development in downtown Newark.

"Urban and rural America badly need these projects," said Carol Nixon, HIT's New York Office Director. "In an area that has suffered decades of blight and neglect, the Halsey Street project is serving as a catalyst to transform downtown Newark into an economic hub with office buildings, residential housing, and retail outlets."



225 Centre Street, Boston, MA



Cooper Cancer Institute, Camden, NJ



Stout Street Health Center, Denver, CO



Halsey Street Teachers Village, Project B, Newark, NJ

BUILDING AMERICA INVESTMENTS

Project	Location	Housing Units	Union Construction Jobs	Permanent Jobs	Building America Allocation	Total Development Cost
225 Centre Street	Boston, MA	103	261	20	$5,500,000	$53,200,000
Caring Health Center	Springfield, MA	-	130	125	$9,000,000	$21,600,000
Cooper Cancer Institute	Camden, NJ	-	412	52	$7,000,000	$58,800,000
Dudley Municipal Center	Boston, MA	-	600	500	$7,500,000	$115,900,000
Halsey Street Teachers Village Project A	Newark, NJ	123	316	161	$10,000,000	$64,200,000
Massachusetts Green High Performance Computing Center	Holyoke, MA	-	553	13	$5,600,000	$79,100,000
Paseo Verde	Philadelphia, PA	120	303	81	$5,000,000	$48,200,000
Roswell Park Cancer Institute Clinical Science Center	Buffalo, NY	-	211	340	$9,200,000	$46,400,000
St. Peter's University Mac Mahon Student Center	Jersey City, NJ	-	308	80	$10,000,000	$49,100,000
Stout Street Health Center	Denver, CO	78	210	170	$8,500,000	$35,300,000
Halsey Street Teachers Village Project B	Newark, NJ	81	97	112	$7,700,000	$20,500,000
Totals		**505**	**3,401**	**1,654**	**$85,000,000**	**$592,300,000**

Hunter's Point South *(continued from page 1)*



Hunter's Point South, New York, NY. Building A (at left)

"It's incredible what successful urban planning and public-private partnerships can produce," said Carol Nixon, Director of HIT's New York City office. "This development has taken an abandoned site and transformed it into an urban oasis, which will produce jobs, activities and affordable housing for working families."

The entire Hunter's Point South project is a seven-building, mixed-use development located on approximately 30 acres. When finished later this decade, it will be the largest new affordable housing development to be built in New York City since the 1970s. The project was cited as a strategic investment in Mayor Bill de Blasio's 10-year Housing Plan, which calls for the creation and preservation of 200,000 affordable housing units. It will include approximately 5,000 affordable units, which will be available to low-, moderate-, and middle-income families, as well as local retail, community facilities, an 11-acre waterfront park, and a new, 1,100-seat public school.

Moreover, five percent of the units are reserved for municipal employees including teachers, police officers, firefighters and transit workers, allowing them access to quality, affordable and convenient housing.

The new development, located near public transportation, will house individuals and families who cannot afford market rate rentals, and are not being served by existing low-income housing programs. The City's housing stock is not keeping pace with its burgeoning population, which is expected to exceed 9 million people by 2030. As homeownership remains out of reach for nearly 80% of the households in New York City, the city-wide rental market remains strong.

Hunter's Point South is part of the HIT's New York City Workforce Housing Initiative that was launched in 2009 with the goal of investing $500 million to finance the creation and preservation of 5,000 to 10,000 multifamily units that are affordable to working families, defined as those earning between 60% and 200% of area median income. To date, the HIT has generated 9,051 workforce housing units through its investment of nearly $286 million in 13 workforce housing projects.

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
202.331.8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, NY 10020
212.554.2750

New England Regional Office
Thomas O'Malley, Senior Vice President
Ten Post Office Square, Suite 800
Boston, MA 02109
617.850.9071

Western Regional Office
Emily Johnstone, Marketing Director
One Sansome Street
San Francisco, CA 94104
415.640.5204

Southern California Office
155 North Lake Avenue, Suite 800
Pasadena, CA 91101
626.993.6676

Midwest Region
Paul Sommers, Marketing Director
937.604.9681

HIT's Strong Performance Continues

The HIT's focus on high credit quality multifamily securities has enabled it to perform well in absolute and relative terms for the first 11 months of 2014. The HIT's gross return of 6.46% outperformed the benchmark by 59 basis points and its net return of 6.04% outperformed by 17 basis points.


HIT TOTAL RETURNS VS. BENCHMARK
as of November 30, 2014
(percent)
8
6
4
2
0
6.46
6.04
5.87
5.67
5.21
5.27
3.34
2.90
3.00
4.45
4.00
4.10
5.24
4.80
4.79
Year-to-Date
1 Year
3 Year
5 Year
10 Year
HIT Gross
HIT Net
Barclays Aggregate

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT's website at www.aflcio-hit.com.

AFL-CIO
HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, NW
Suite 200
Washington, D.C. 20037